Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 6, 2000, on the financial statements of Fusion Fund, Inc., appearing in the Annual Report on Form 10-KSB of Fusion Fund, Inc. for the year ended January 31, 2000.

                                                     Sincerely,

                                            /s/ WOLINETZ GOTTLIEB & LAFAZAN P.C.
                                               Wolinetz, Gottlieb & Lafazan P.C.

Rockville Center, New York
November 1, 2000